Exhibit 10.1

JOINDER TO AMENDED AND RESTATED GUARANTY

March 15, 2016

Reference is hereby made to the Amended and Restated Guaranty (the “Guaranty”) made as of October 10, 2013, by and among the Initial Guarantors (along with any additional Subsidiaries of ON Semiconductor Corporation, which become parties thereto and together with the undersigned, the “Guarantors”) in favor of the Administrative Agent, for the ratable benefit of the Holders of Guaranteed Obligations, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By their execution below, the undersigned Sensor Holding Corporation, a Delaware corporation, Sensor Intermediate Holding Corporation, a Delaware corporation, Truesense Imaging Inc., a Delaware corporation, Image Sensor Technologies RE Corporation, a Delaware corporation, and AMI Acquisition LLC, a Delaware limited liability company (collectively, the “New Guarantors”), agree to become, and do hereby become, Guarantors under the Guaranty and agree to be bound by such Guaranty as if originally a party thereto. By its execution below, each of the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

[Joinder to Amended and Restated Guaranty]

IN WITNESS WHEREOF, each New Guarantor has executed and delivered this Joinder to the Guaranty as of the date first set forth above.

SENSOR HOLDING CORPORATION

By	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	CFO, VP and Treasurer

[Joinder to Amended and Restated Guaranty]

SENSOR INTERMEDIATE HOLDING CORPORATION

By	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	CFO, VP and Treasurer

[Joinder to Amended and Restated Guaranty]

TRUESENSE IMAGING, INC.

By	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	CFO, VP and Treasurer

[Joinder to Amended and Restated Guaranty]

IMAGE SENSOR TECHNOLOGIES RE CORPORATION

By	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	CFO, VP and Treasurer

[Joinder to Amended and Restated Guaranty]

AMI ACQUISITION LLC

By: SEMICONDUCTOR COMPONENTS INDUSTRIES LLC, its sole member

By	/s/ Bernard Gutmann
Name:	Bernard Gutmann
Title:	CFO, President and Treasurer

[Joinder to Amended and Restated Guaranty]